Exhibit 10.10(c)(2)

EXECUTION VERSION

FIRST AMENDMENT

TO

U.S. PLEDGE AGREEMENT

This FIRST AMENDMENT, dated as of June 10, 2011 (this “First Amendment”) is entered into by and among WRCA US HOLDINGS INC. (“U.S. Holdings”), WIRECO WORLDGROUP INC. (f/k/a Wire Rope Corporation of America, Inc.) (the “Company”) and WRCA (LUXEMBOURG) HOLDINGS SARL (together with the Company, each, individually, a “Borrower” and, together, the “Borrowers”), WRCA FINANCE (LUXEMBOURG) SARL, each Subsidiary of the Borrowers listed on the signature pages hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as successor to Canadian Imperial Bank of Commerce, acting through its New York Agency, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, reference is made to the Credit Agreement dated as of February 8, 2007 (as amended, supplemented or otherwise modified prior to the date of the Credit Agreement referred to below, the “Original Credit Agreement”) among the Company, WireCo World Group Limited, the lenders from time to time party thereto, Canadian Imperial Bank of Commerce, acting through its New York Agency, as administrative agent, CIBC World Markets Corp. and Jefferies Finance LLC, as joint lead arrangers and joint book managers, and Jefferies Finance LLC, as syndication agent;

WHEREAS, U.S. Holdings has entered into that certain U.S. PLEDGE AGREEMENT dated as of February 8, 2007 (as amended, supplemented or otherwise modified prior to the date hereof, the “Original Pledge Agreement” and as amended hereby and as it may be amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) by and among U.S. Holdings, the Company, WRCA Finance (Luxembourg) SARL, each Subsidiary of the Company listed on the signature pages thereto and Canadian Imperial Bank of Commerce, acting through its New York Agency, as collateral agent;

WHEREAS, the parties to the Original Credit Agreement desire to amend and restate in its entirety the Original Credit Agreement pursuant to an Amended and Restated Credit Agreement, dated as of June 10, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, WireCo WorldGroup (Cayman) Inc., WireCo WorldGroup Limited, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, Goldman Sachs Lending Partners LLC and Deutsche Bank AG, London Branch, as joint lead arrangers and joint book managers with respect to certain amendments of the Term Facility thereunder, and Deutsche Bank AG, London Branch, as sole lead arranger with respect to the Revolving Facility thereunder;

WHEREAS, the parties hereto desire to amend the Original Pledge Agreement in accordance with such amendment and restatement; and

WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Pledge Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

ARTICLE ONE: AMENDMENTS

1. As of the Restatement Effective Date (as defined in the Credit Agreement), Section 7 of the Original Pledge Agreement shall be amended by deleting the reference to “Section 2.11(i) of the Credit Agreement” and replacing it with “Section 2.11(g) of the Credit Agreement”.

2. As of the Restatement Effective Date (as defined in the Credit Agreement), Section 8 of the Original Pledge Agreement shall be amended by deleting the reference to “Section 2.13(c)(ii) of the Credit Agreement” and replacing it with “Sections 2.13(c) and 2.77 of the Credit Agreement”.

ARTICLE TWO: CONDITION PRECEDENT TO EFFECTIVENESS

The provisions set forth in Article One hereof shall be effective as of the Restatement Effective Date on which each of U.S. Holdings, the Borrowers, each Subsidiary of the Borrowers listed on the signature pages hereto and the Collateral Agent shall have indicated their consent by the execution and delivery of the signature pages to this First Amendment to the Collateral Agent.

ARTICLE THREE: MISCELLANEOUS

1. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Collateral Agent.

2. Except as expressly amended hereby, the Original Pledge Agreement is and shall remain unmodified and in full force and effect and is hereby ratified and confirmed. On and after the Restatement Effective Date, each reference in the Original Pledge Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “U.S. Pledge Agreement” in the Loan Documents (as defined in the Credit Agreement) shall mean and be a reference to the Original Pledge Agreement as amended hereby, and this First Amendment and the Original Pledge Agreement shall be read together and construed as a single instrument.

3. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4. Except as specifically amended by this First Amendment, the Original Security Agreement shall remain in full force and effect and are hereby ratified and confirmed.

5. The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Collateral Agent under the Pledge Agreement.

6. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provision hereof.

7. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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WRCA US HOLDINGS INC.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Vice President and CFO

WIRECO WORLDGROUP INC.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Vice President and CFO

WRCA FINANCE (LUXEMBOURG) S.Á.R.L.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

WRCA, LLC
By:	WIRECO WORLDGROUP INC.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Vice President and CFO

WRCA (LUXEMBOURG) HOLDINGS S.Á.R.L.

By:	/s/ Luca Galinelli
Name: Luca Galinelli
Title: Class B Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Cynthia J. Powell
Name: Cynthia J. Powell
Title: Vice President

By:	/s/ Estelle Lawrence
Name: Estelle Lawrence
Title: Vice President